Prospectus Supplement	December 30, 2019

Putnam VT Equity Income Fund

Prospectus dated April 30, 2019

Effective March 31, 2020, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2012

Assistant portfolio manager

Lauren DeMore, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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Effective March 31, 2020, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Darren Jaroch	2012	Putnam Management	Portfolio Manager
		1999–Present

Assistant portfolio manager	Joined fund	Employer	Positions over past five years
Lauren DeMore	2019	Putnam Management	Portfolio Manager, Analyst
		2006–Present	Previously, Analyst

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